As filed with the Securities and Exchange Commission on April 20, 2007.
Registration No. 333-141708

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1
to
Form S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

TERRA CAPITAL, INC.*
(Exact name of registrant as specified in its charter)

Delaware	2870	42-1431650
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Number)	(I.R.S. Employer Identification No.)

Terra Centre
600 Fourth Street, P.O. Box 6000
Sioux City, Iowa 51102
Telephone: (712) 277-1340
(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

John W. Huey
Vice President and Corporate Secretary
Terra Centre
600 Fourth Street, P.O. Box 6000
Sioux City, Iowa 51102-6000
Telephone: (712) 277-1340
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Carter W. Emerson, P.C.
Gerald T. Nowak, Esq.
Kirkland & Ellis LLP
200 E. Randolph Drive
Chicago, Illinois 60601
Telephone: (312) 861-2000

*	The co-registrants listed on the next page are also included in this Form S-4 Registration Statement as additional Registrants.

Approximate date of commencement of proposed sale of the securities to the public:  The exchange will occur as soon as practicable after the effective date of this Registration Statement.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

The Registrant and the Co-Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant and the Co-Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Table of Co-Registrants

I.R.S. Employer
Exact Name of Co-Registrants*	Jurisdiction of Formation	Identification No.

Beaumont Ammonia Inc.	Delaware	39-1917518
Beaumont Holdings Corporation	Delaware	42-1490799
BMC Holdings Inc.	Delaware	73-1394219
Port Neal Corporation	Delaware	42-1443999
Terra (U.K.) Holdings Inc.	Delaware	39-1917519
Terra Capital Holdings, Inc.	Delaware	42-1431905
Terra Industries Inc.	Maryland	52-1145429
Terra International (Oklahoma) Inc.	Delaware	42-1321208
Terra International, Inc.	Delaware	36-2537046
Terra Methanol Corporation	Delaware	42-1431904
Terra Nitrogen Corporation	Delaware	72-1159610
Terra Real Estate Corporation	Iowa	42-1178622
Terra Houston Ammonia, Inc.	Delaware	64-0877703
Terra Mississippi Holdings Corp.	Mississippi	64-0292638
Terra Mississippi Nitrogen Inc.	Delaware	64-0354930
Terra Nitrogen GP Holdings, Inc.	Delaware	20-3382709

*	The address for each of the co-registrants is c/o Terra Capital, Inc., Terra Centre, 600 Fourth Street, P.O. Box 6000 Sioux City, Iowa 51102-6000, telephone: (712) 277-1340. The name, address, including zip code of the agent for service for each of the co-registrants is John W. Huey, Vice President and Corporate Secretary of Terra Capital, Inc., Terra Centre, 600 Fourth Street, P.O. Box 6000 Sioux City, Iowa 51102. The telephone number, including area code, of the agent for service for each of the co-registrant’s is (712) 277-1340. The primary standard industrial classification number for each of the co-registrants is 2870.

Explanatory Note

This Amendment No. 1 to the Registrant’s Registration Statement on Form S-4 (Commission File No. 333-141708) is being filed solely for the purpose of filing Exhibit 5.1 thereto, and no changes or additions are being made hereby to the prospectus that forms a part of the Registration Statement. Accordingly, the prospectus is being omitted from this filing.

PART II: INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 20:  Indemnification of Directors and Officers.

The following is a summary of the statutes, charter and bylaw provisions or other arrangements under which the registrants’ directors and officers are insured or indemnified against liability in their capacities as such. All of the directors and officers of the registrants are covered by insurance policies maintained and held in effect by Terra Industries Inc. against certain liabilities for actions taken in their capacities as such, including liabilities under the Securities Act.

Registrants Incorporated Under Delaware Law

Beaumont Ammonia Inc., Beaumont Holdings Corporation, BMC Holdings Inc., Port Neal Corporation, Terra (U.K.) Holdings Inc., Terra Capital, Inc., Terra Capital Holdings, Inc., Terra International (Oklahoma) Inc., Terra International, Inc., Terra Methanol Corporation, Terra Nitrogen Corporation, Terra Houston Ammonia, Inc., Terra Mississippi Nitrogen Inc. and Terra Nitrogen GP Holdings, Inc. are incorporated under the laws of the State of Delaware. Section 145 of the General Corporation Law of the State of Delaware (the “Delaware Statute”) provides that a Delaware corporation may indemnify any persons who are, or are threatened to be made, parties to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), other than an action by or in the right of such corporation, by reason of the fact that such person is or was an officer, director, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise (an “indemnified capacity”). The indemnity may include expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation’s best interests and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was illegal. Similar provisions apply to actions brought by or in the right of the corporation, except that no indemnification shall be made without judicial approval if the officer or director is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses which such officer or director has actually and reasonably incurred. Section 145 of the Delaware Statute further authorizes a corporation to purchase and maintain insurance on behalf of any indemnified person against any liability asserted against him and incurred by him in any indemnified capacity, or arising out of his status as such, regardless of whether the corporation would otherwise have the power to indemnify him under the Delaware Statute. The articles of incorporation and/or by-laws of these corporations provide that the respective corporation shall indemnify and hold harmless, to the fullest extent permitted by law, each person who is or was made a party, threatened to be made a party, or otherwise involved in any action, suit, or proceeding by reason of the fact that he or she is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, partner, or agent of another corporation, partnership, joint venture, or other enterprise, against expenses, liabilities, and losses. Furthermore, the directors of these respective corporations shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the Delaware Statute.

Registrants Incorporated Under Iowa Law

Terra Real Estate Corporation is incorporated under the laws of the State of Iowa. Section 490.851 of the Iowa Business Corporation Act (“IBCA”) provides that a corporation has the power to indemnify its directors and officers against liabilities and expenses incurred by reason of such person serving in the capacity of director or officer, if such person has acted in good faith and in a manner reasonably believed by the individual to be in or not opposed to the best interests of the corporation, and in any criminal proceeding if such person had no reasonable cause to believe the individual’s conduct was unlawful. The foregoing indemnity provisions notwithstanding, in the case of actions brought by or in the right of the corporation, no indemnification shall be made to such director or officer with respect to any matter as to which such individual has been adjudged to be liable to the corporation unless, and only to the extent that, a court determines that indemnification is proper under the circumstances.

The By-laws of Terra Real Estate Corporation provide that any person who is or was an officer, director, employee or agent of the corporation, or is or was serving at the request of this corporation as an officer, director, employee or agent of another corporation, partnership, joint venture, trust or enterprise, shall be entitled to indemnification to the same extent as permitted or required by the IBCA.

Registrants Incorporated Under Mississippi Law

Terra Mississippi Holdings Corp. is a corporation organized under the laws of the State of Mississippi. Indemnification of such registrant’s directors and officers provided by applicable law, by the registrant’s organizational documents, by contract or otherwise are substantially similar to that afforded by the directors and officers of Terra Industries Inc.

Registrants Incorporated Under Maryland Law

Terra Industries Inc. is incorporated under the laws of the State of Maryland. The Maryland General Corporation Law (“MGCL”) permits a corporation to indemnify its directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities, unless it is established that (a) the act or omission of the directors or officer was material to the matter giving rise to such proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services, or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the action or omission was unlawful.

The MGCL permits the charter of a Maryland corporation to include a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except to the extent that (i) the person actually received an improper benefit or profit in money, property or services or (ii) a judgment or other final adjudication is entered in a proceeding based on a finding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. Article SEVENTH, Paragraph (8) of Terra Industries Inc.’s Charter provides for indemnification of directors and officers of Terra Industries Inc. as follows. The Corporation shall indemnify (a) its directors to the full extent provided by the general laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures provided by such laws; (b) its officers to the same extent it shall indemnify its directors; and (c) its officers who are not directors to such further extent as shall be authorized by the Board of Directors and be consistent with law. The foregoing shall not limit the authority of the Corporation to indemnify other employees and agents consistent with law. Terra Industries Inc.’s Charter also contains a provision providing for elimination of the liability of its directors or officers to the registrant or its stockholders for money damages to the fullest extent permitted by Maryland law.

Item 21.	Exhibits.

(a)	Exhibits.

The attached Exhibit Index is incorporated by reference.

(b)	Financial Statement Schedules.

The following financial statement schedules are included in this Registration Statement:

The financial statement schedule filed as part of this Registration Statement is listed in the Index to Financial Statements on page F-1. Schedule II (Valuation of Qualify Accounts for the Years Ended December 31, 2006, 2005 and 2004 is shown following the consolidated financial statements on page F-46.

Item 22.	Undertakings.

(a) The undersigned registrant hereby undertakes:

(1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described in Item 20, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a directors, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue

(c) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as a part of this Registration Statement in reliance on Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be a part of this registration statement as of the time it was declared effective.

(d) For purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(e) The undersigned hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the date of the registration statement through the date of responding to the request.

(f) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Terra Capital, Inc. has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sioux City, State of Iowa, on the 20th day of April, 2007.

TERRA CAPITAL, INC.

By:	/s/ Francis G. Meyer
Francis G. Meyer
Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated on the 20th day of April, 2007.

Signature	Title

* Michael L. Bennett	Director and President (Principal Executive Officer)

* Francis G. Meyer	Director and Vice President (Principal Financial and Accounting Officer)

/s/ John W. Huey John W. Huey	Director, Vice President and Corporate Secretary

*By	/s/ John W. Huey
As Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Beaumont Ammonia Inc. has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sioux City, State of Iowa, on the 20th day of April, 2007.

BEAUMONT AMMONIA INC.

By:	/s/ Francis G. Meyer
Francis G. Meyer
President

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated on the 20th day of April, 2007.

Signature	Title
* Francis G. Meyer	Director and President (Principal Executive Officer, Principal Financial and Accounting Officer)

/s/ John W. Huey John W. Huey	Director, Vice President and Corporate Secretary

* Michael L. Bennett	Director

*By	/s/ John W. Huey
As Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Beaumont Holdings Corporation has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sioux City, State of Iowa, on the 20th day of April, 2007.

BEAUMONT HOLDINGS CORPORATION

By:	/s/ Francis G. Meyer
Francis G. Meyer
President

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated on the 20th day of April, 2007.

Signature	Title
* Francis G. Meyer	Director and President (Principal Executive Officer, Principal Financial and Accounting Officer)

* Michael L. Bennett	Director and Vice President

/s/ John W. Huey John W. Huey	Director, Vice President and Corporate Secretary

*By	/s/ John W. Huey
As Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, BMC Holdings Inc. has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sioux City, State of Iowa, on the 20th day of April, 2007.

BMC HOLDINGS INC.

By:	/s/ Francis G. Meyer
Francis G. Meyer
Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated on the 20th day of April, 2007.

Signature	Title
* Michael L. Bennett	Director and President (Principal Executive Officer)

* Francis G. Meyer	Director and Vice President (Principal Financial and Accounting Officer)

/s/ John W. Huey John W. Huey	Director, Vice President and Corporate Secretary

* Daniel D. Greenwell	Director, Vice President and Treasurer

*By	/s/ John W. Huey
As Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Port Neal Corporation has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sioux City, State of Iowa, on the 20th day of April, 2007.

PORT NEAL CORPORATION

By:	/s/ Francis G. Meyer
Francis G. Meyer
Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated on the 20th day of April, 2007.

Signature	Title
* Michael L. Bennett	Director and President (Principal Executive Officer)

* Francis G. Meyer	Director, Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

/s/ John W. Huey John W. Huey	Director, Vice President and Corporate Secretary

*By	/s/ John W. Huey
As Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Terra (U.K.) Holdings Inc. has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sioux City, State of Iowa, on the 20th day of April, 2007.

TERRA (U.K.) HOLDINGS INC.

By:	/s/ Francis G. Meyer
Francis G. Meyer
President

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated on the 20th day of April, 2007.

Signature	Title
* Francis G. Meyer	Director and President (Principal Executive Officer, Principal Financial and Accounting Officer)

* Michael L. Bennett	Director and Vice President

/s/ John W. Huey John W. Huey	Director, Vice President and Corporate Secretary

*By	/s/ John W. Huey
As Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Terra Capital Holdings, Inc. has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sioux City, State of Iowa, on the 20th day of April, 2007.

TERRA CAPITAL HOLDINGS, INC.

By:	/s/ Francis G. Meyer
Francis G. Meyer
Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated on the 20th day of April, 2007.

Signature	Title
* Michael L. Bennett	Director and President (Principal Executive Officer)

* Francis G. Meyer	Director and Vice President (Principal Financial and Accounting Officer)

/s/ John W. Huey John W. Huey	Director, Vice President and Corporate Secretary

*By	/s/ John W. Huey
As Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Terra Industries Inc. has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sioux City, State of Iowa, on the 20th day of April, 2007.

TERRA INDUSTRIES INC.

By:	/s/ Francis G. Meyer
Francis G. Meyer
Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated on the 20th day of April, 2007.

Signature	Title
* Michael L. Bennett	Director, President and Chief Executive Officer (Principal Executive Officer)

* Francis G. Meyer	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

* Henry R. Slack	Chairman of the Board

* David E. Fisher	Director

* Dod A. Fraser	Director

* Martha O. Hesse	Director

* Peter S. Janson	Director

* James R. Kroner	Director

* Dennis McGlone	Director

*By	/s/ John W. Huey
As Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Terra International (Oklahoma) Inc. has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sioux City, State of Iowa, on the 20th day of April, 2007.

TERRA INTERNATIONAL (OKLAHOMA) INC.

By:	/s/ Francis G. Meyer
Francis G. Meyer
Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated on the 20th day of April, 2007.

Signature	Title
* Michael L. Bennett	Director and President (Principal Executive Officer)

* Francis G. Meyer	Director and Vice President (Principal Financial and Accounting Officer)

/s/ John W. Huey John W. Huey	Director, Vice President and Corporate Secretary

*By	/s/ John W. Huey
As Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Terra International, Inc. has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sioux City, State of Iowa, on the 20th day of April, 2007.

TERRA INTERNATIONAL, INC.

By:	/s/ Francis G. Meyer
Francis G. Meyer
Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated on the 20th day of April, 2007.

Signature	Title
* Michael L. Bennett	Director and President (Principal Executive Officer)

* Francis G. Meyer	Director, Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

/s/ John W. Huey John W. Huey	Director, Vice President, General Counsel and Corporate Secretary

*By	/s/ John W. Huey
As Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Terra Methanol Corporation has duly caused this Amendment No. 1 Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sioux City, State of Iowa, on the 20th day of April, 2007.

TERRA METHANOL CORPORATION

By:	/s/ Francis G. Meyer
Francis G. Meyer
Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 Registration Statement has been signed by the following persons in the capacities and on the dates indicated on the 20th day of April, 2007.

Signature	Title
* Michael L. Bennett	Director and President (Principal Executive Officer)

* Francis G. Meyer	Director and Vice President (Principal Financial and Accounting Officer)

/s/ John W. Huey John W. Huey	Director, Vice President and Corporate Secretary

* Daniel D. Greenwell	Director, Vice President and Treasurer

*By	/s/ John W. Huey
As Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Terra Nitrogen Corporation has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sioux City, State of Iowa, on the 20th day of April, 2007.

TERRA NITROGEN CORPORATION

By:	/s/ Francis G. Meyer
Francis G. Meyer
Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated on the 20th day of April, 2007.

Signature	Title
* Michael L. Bennett	Chairman of the Board and President (Principal Executive Officer)

* Francis G. Meyer	Director and Vice President (Principal Financial and Accounting Officer)

/s/ John W. Huey John W. Huey	Director, Vice President, General Counsel and Corporate Secretary

*By	/s/ John W. Huey
As Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Terra Real Estate Corporation has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sioux City, State of Iowa, on the 20th day of April, 2007.

TERRA REAL ESTATE CORPORATION

By:	/s/ Francis G. Meyer
Francis G. Meyer
Treasurer and Assistant Corporate Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated on the 20th day of April, 2007.

Signature	Title
* Michael L. Bennett	Director and President (Principal Executive Officer)

* Francis G. Meyer	Director, Treasurer and Assistant Corporate Secretary (Principal Financial and Accounting Officer)

/s/ John W. Huey John W. Huey	Director and Vice President

*By	/s/ John W. Huey
As Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Terra Houston Ammonia, Inc. has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sioux City, State of Iowa, on the 20th day of April, 2007.

TERRA HOUSTON AMMONIA, INC.

By:	/s/ Francis G. Meyer
Francis G. Meyer
Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated on the 20th day of April, 2007.

Signature	Title
* Michael L. Bennett	Director and President (Principal Executive Officer)

* Francis G. Meyer	Director and Vice President (Principal Financial and Accounting Officer)

/s/ John W. Huey John W. Huey	Director, Vice President and Corporate Secretary

*By	/s/ John W. Huey
As Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Terra Mississippi Holdings Corp. has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sioux City, State of Iowa, on the 20th day of April, 2007.

TERRA MISSISSIPPI HOLDINGS CORP.

By:	/s/ Francis G. Meyer
Francis G. Meyer
Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated on the 20th day of April, 2007.

Signature	Title
* Michael L. Bennett	Director and President (Principal Executive Officer)

* Francis G. Meyer	Director, Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

/s/ John W. Huey John W. Huey	Director, Vice President and Corporate Secretary

*By	/s/ John W. Huey
As Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Terra Mississippi Nitrogen, Inc. has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sioux City, State of Iowa, on the 20th day of April, 2007.

TERRA MISSISSIPPI NITROGEN, INC.

By:	/s/ Francis G. Meyer
Francis G. Meyer
Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated on the 20th day of April, 2007.

Signature	Title
* Michael L. Bennett	Director and President (Principal Executive Officer)

* Francis G. Meyer	Director, Vice President (Principal Financial and Accounting Officer)

/s/ John W. Huey John W. Huey	Director, Vice President and Corporate Secretary

*By	/s/ John W. Huey
As Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Terra Nitrogen GP Holdings Inc. has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sioux City, State of Iowa, on the 20th day of April, 2007.

TERRA NITROGEN GP HOLDINGS INC.

By:	/s/ Francis G. Meyer
Francis G. Meyer
Vice President

Pursuant to the requirements of the Securities Act of 1933, Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated on the 20th day of April, 2007.

Signature	Title
* Michael L. Bennett	Director, Chairman of the Board and President (Principal Executive Officer)

* Francis G. Meyer	Director, and Vice President (Principal Financial and Accounting Officer)

/s/ John W. Huey John W. Huey	Director, Vice President, General Counsel and Corporate Secretary

*By	/s/ John W. Huey
As Attorney in Fact

EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement or incorporated by reference herein:

Exhibit No.	Description
1.1	Purchase Agreement, dated as of January 25, 2007, by and among Terra Capital, Inc., the guarantors named therein and Citigroup Global Markets Inc., relating to the 7% Senior Notes due 2017, filed as Exhibit 10.1 to Terra Industries Inc.’s Form 8-K dated January 30, 2007, is incorporated herein by reference.
2.1	Stock Purchase Agreement dated as of August 6, 2004 among Terra Industries Inc., MissChem Acquisition Inc. and Mississippi Chemical Corporation, filed as Exhibit 99.2 to Terra Industries Inc.’s Form 8-K dated August 9, 2004, is incorporated herein by reference.
3.1	Articles of Restatement of Terra Industries Inc. filed with the State Department of Assessments and Taxation of Maryland on August 3, 2005, restating the Charter of Terra Industries Inc., filed as Exhibit 3.1 to Terra Industries Inc.’s August 4, 2005 Form 8-K, are incorporated herein by reference.
3.2	Amended and Restated By Laws of Terra Industries Inc., effective as of August 3, 2005, filed as Exhibit 3.2 to Terra Industries Inc.’s August 4, 2005 Form 8 K, are incorporated herein by reference.
3.3	Certificate of Incorporation of Terra Capital, Inc. filed as Exhibit 3.i.(a) to Terra Capital, Inc.’s Registration Statement filed on Form S-4 on November 13, 2001, is incorporated herein by reference.
3.4	Certificate of Incorporation of Beaumont Ammonia Inc. filed as Exhibit 3.i.(b) to Terra Capital, Inc.’s Registration Statement filed on Form S-4 on November 13, 2001, is incorporated herein by reference.
3.5	Certificate of Incorporation of Beaumont Holdings Corporation filed as Exhibit 3.i.(c) to Terra Capital, Inc.’s Registration Statement filed on Form S-4 on November 13, 2001, is incorporated herein by reference.
3.6	Certificate of Incorporation of BMC Holdings Inc. filed as Exhibit 3.i.(d) to Terra Capital, Inc.’s Registration Statement filed on Form S-4 on November 13, 2001, is incorporated herein by reference.
3.7	Certificate of Incorporation of Port Neal Corporation filed as Exhibit 3.i.(e) to Terra Capital, Inc.’s Registration Statement filed on Form S-4 on November 13, 2001, is incorporated herein by reference.
3.8	Certificate of Incorporation of Terra (U.K.) Holdings Inc. filed as Exhibit 3.i.(f) to Terra Capital, Inc.’s Registration Statement filed on Form S-4 on November 13, 2001, is incorporated herein by reference.
3.9	Certificate of Incorporation of Terra Capital Holdings, Inc. filed as Exhibit 3.i.(g) to Terra Capital, Inc.’s Registration Statement filed on Form S-4 on November 13, 2001, is incorporated herein by reference.
3.10	Certificate of Incorporation of Terra International (Oklahoma) Inc. filed as Exhibit 3.i.(k) to Terra Capital, Inc.’s Registration Statement filed on Form S-4 on November 13, 2001, is incorporated herein by reference.
3.11	Certificate of Incorporation of Terra International, Inc. filed as Exhibit 3.i.(l) to Terra Capital, Inc.’s Registration Statement filed on Form S-4 on November 13, 2001, is incorporated herein by reference.
3.12	Certificate of Incorporation of Terra Methanol Corporation filed as Exhibit 3.i.(m) to Terra Capital, Inc.’s Registration Statement filed on Form S-4 on November 13, 2001, is incorporated herein by reference.
3.13	Certificate of Incorporation of Terra Nitrogen Corporation filed as Exhibit 3.i.(n) to Terra Capital, Inc.’s Registration Statement filed on Form S-4 on November 13, 2001, is incorporated herein by reference.
3.14	Certificate of Incorporation of Terra Real Estate Corporation filed as Exhibit 3.i.(o) to Terra Capital, Inc.’s Registration Statement filed on Form S-4 on November 13, 2001, is incorporated herein by reference.
3.15	By-Laws of Terra Capital, Inc. filed as Exhibit 3.ii.(a) to Terra Capital, Inc.’s Registration Statement filed on Form S-4 on November 13, 2001, is incorporated herein by reference.
3.16	By-Laws of Beaumont Ammonia Inc. filed as Exhibit 3.ii.(b) to Terra Capital, Inc.’s Registration Statement filed on Form S-4 on November 13, 2001, is incorporated herein by reference.

Exhibit No.	Description
3.17	By-Laws of Beaumont Holdings Corporation filed as Exhibit 3.ii.(c) to Terra Capital, Inc.’s Registration Statement filed on Form S-4 on November 13, 2001, is incorporated herein by reference.
3.18	By-Laws of BMC Holdings, Inc. filed as Exhibit 3.ii.(d) to Terra Capital, Inc.’s Registration Statement filed on Form S-4 on November 13, 2001, is incorporated herein by reference.
3.19	By-Laws of Port Neal Corporation filed as Exhibit 3.ii.(e) to Terra Capital, Inc.’s Registration Statement filed on Form S-4 on November 13, 2001, is incorporated herein by reference.
3.20	By-Laws of Terra (U.K.) Holdings Inc. filed as Exhibit 3.ii.(f) to Terra Capital, Inc.’s Registration Statement filed on Form S-4 on November 13, 2001, is incorporated herein by reference.
3.21	By-Laws of Terra Capital Holdings, Inc. filed as Exhibit 3.ii.(g) to Terra Capital, Inc.’s Registration Statement filed on Form S-4 on November 13, 2001, is incorporated herein by reference.
3.22	By-Laws of Terra International (Oklahoma) Inc. filed as Exhibit 3.ii.(i) to Terra Capital, Inc.’s Registration Statement filed on Form S-4 on November 13, 2001, is incorporated herein by reference.
3.23	By-Laws of Terra International, Inc. filed as Exhibit 3.ii.(j) to Terra Capital, Inc.’s Registration Statement filed on Form S-4 on November 13, 2001, is incorporated herein by reference.
3.24	By-Laws of Terra Methanol Corporation filed as Exhibit 3.ii.(k) to Terra Capital, Inc.’s Registration Statement filed on Form S-4 on November 13, 2001, is incorporated herein by reference.
3.25	By-Laws of Terra Nitrogen Corporation filed as Exhibit 3.ii.(l) to Terra Capital, Inc.’s Registration Statement filed on Form S-4 on November 13, 2001, is incorporated herein by reference.
3.26	By-Laws of Terra Real Estate Corporation filed as Exhibit 3.ii.(m) to Terra Capital, Inc.’s Registration Statement filed on Form S-4 on November 13, 2001, is incorporated herein by reference.
3.27	Certificate of Incorporation of Terra Nitrogen GP Inc., filed as Exhibit 3.2 to the September 7, 2005 Terra Nitrogen Company, L.P.’s Form 8-K, is incorporated herein by reference.
3.28	By-Laws of Terra Nitrogen GP Inc., filed as Exhibit 3.3 to the September 7, 2005 TNCLP Form 8-K, are incorporated herein by reference.
3.29	Certificate of Incorporation of Terra Nitrogen GP Holdings Inc., filed as exhibit 3.29 to Terra Industries Inc.’s Form 10-K for the year ended December 31, 2006, is incorporated herein by reference.
3.30	By-Laws of Terra Nitrogen GP Holdings Inc., filed as exhibit 3.30 to Terra Industries Inc.’s Form 10-K for the year ended December 31, 2006, is incorporated herein by reference.
4.1	Indenture dated as of October 10, 2001 among Terra Capital, Inc., certain guarantors and U.S. Bank National Association, as trustee, including the form of note, filed as Exhibit 4.1 to Terra Industries’ Form 8-K dated October 10, 2001, is incorporated herein by reference.
4.5	Indenture dated May 21, 2003 between the Company, the guarantors party hereto, and U.S. National Bank Association as Trustee, with respect to the 11.5% Second Priority Senior Secured Notes due 2010 (including the form of 11.5% Second Priority Senior Secured Notes), previously filed as Exhibit 4.i to Amendment No. 1 to the Registrant’s Registration Statement of Form S-4 filed on June 12, 2003 and incorporated by reference herein, filed as Exhibit 4.6 to Terra Industries’ Form 10-Q for the quarter ended June 30, 2003, is incorporated herein by reference.
4.6	Articles Supplementary of Terra Industries Inc. relating to the Retirement of the Company’s Trust Shares, filed as Exhibit 3.1 to Terra Industries Inc.’s August 3, 2005 Form 8-K, are incorporated herein by reference.
4.7	Articles Supplementary of Terra Industries Inc. relating to the Reclassification of the Company’s Series B Cumulative Redeemable Preferred Shares, filed as Exhibit 3.2 to Terra Industries Inc.’s August 3, 2005 Form 8-K, are incorporated herein by reference.
4.8	Registration Rights Agreement dated as of October 7, 2004, among Terra and Citigroup Global Markets Inc., as Representative of the Initial Purchasers, filed as Exhibit 4.6 to Terra’s Form S-3 dated January 4, 2005, is incorporated herein by reference.
4.9	Registration Rights Agreement, dated as of August 6, 2004, among Terra Industries Inc., Taurus Investments S.A. and the other shareholders named therein, filed as Exhibit 99.1 to Terra’s Form 8-K dated August 16, 2004, is incorporated herein by reference.
4.10	Registration Rights Agreement, dated as of December 16, 2004, among Terra Industries Inc. and the initial purchasers named therein, filed as Exhibit 4.7 to Terra’s Form S-3/A filed February 9, 2005, is incorporated herein by reference.

Exhibit No.		Description
4.11		Registration Rights Agreement, dated as of December 21, 2004, among Terra Industries Inc., Värde Investment Partners, L.P., Perry Principals Investments LLC, Citigroup Global Markets, Inc., filed as Exhibit 10.1 to Terra’s Form 8-K dated December 27, 2004, is incorporated by reference.
4.12		Form of Indenture relating to the 4.25% Convertible Subordinated Debentures, filed as Exhibit 4.7 to Terra’s Form S-3 dated January 4, 2005, is incorporated herein by reference.
4.13		Purchase Agreement, dated October 7, 2004, among Terra Industries Inc. and the initial purchasers named therein relating to the sale of Terra’s 4.25% Series A Cumulative Convertible Perpetual Preferred Shares, filed as Exhibit 1 to Terra’s Form S-3 filed on January 4, 2005, is incorporated by reference.
4.14		Third Supplement to Indenture, dated as of January 29, 2007, by and among Terra Capital, Inc., the guarantors named therein and U.S. Bank National Association, as trustee, with respect to the 12 7/8% Senior Secured Notes due 2008, filed as Exhibit 4.1 to Terra Industries Inc.’s Form 8-K dated January 30, 2007, is incorporated herein by reference.
4.15		Third Supplement to Indenture, dated as of January 29, 2007, by and among Terra Capital, Inc., the guarantors named therein and U.S. Bank National Association, as trustee, with respect to the 11 1/2% Second Priority Senior Secured Notes due 2010, filed as Exhibit 4.1 to Terra Industries Inc.’s Form 8-K dated January 30, 2007, is incorporated herein by reference.
4.16		Indenture, dated February 2, 2007, by and among Terra Capital, Inc., Terra Industries Inc., the guarantors named therein and U.S. Bank National Association, as trustee, relating to the 7% Senior Notes due 2017, filed as Exhibit 4.1 to Terra Industries Inc.’s Form 8-K dated February 5, 2007, is incorporated herein by reference.
4.17		Regulation S Global Note relating to 7% Senior Notes due 2017 (attached as an exhibit to Exhibit 4.16).
4.18		Regulation 144A Global note relating to 7% Senior Notes due 2017 (attached as an exhibit to Exhibit 4.16).
4.19		Form of Guarantee relating to 7% Senior Notes due 2017 (attached as an exhibit to Exhibit 4.16).
4.20		Registration Agreement, dated as of February 2, 2007, by and among Terra Capital, Inc., the guarantors named therein and Citigroup Global Markets Inc., relating to the 7% Senior Notes due 2017, filed as Exhibit 10.1 to Terra Industries Inc.’s Form 8-K dated February 5, 2007, is incorporated herein by reference.
5	.1**	Opinion of Kirkland & Ellis LLP.
8	.1*	Opinion of Kirkland & Ellis LLP regarding federal income tax considerations.
12	.1*	Ratio of Earnings to Financial Charges.
23	.1*	Consent of Deloitte & Touche LLP.
23	.2*	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1).
24	.1*	Power of Attorney.
25	.1*	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939
99	.1*	Form of Letter of Transmittal.
99	.2*	Form of Tender Instructions.
99	.3*	Form of Notice of Guaranteed Delivery.
99		Financial statements for Point Lisas Nitrogen Limited for the fiscal year ended December 31, 2006, filed as Exhibit 99 to Terra’s Annual Report on Form 10-K for the year ended December 31, 2006.

*	Previously filed.

**	Filed herewith.